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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 31, 2002


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 5. Other Events


1. On January 31, 2002, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 4th quarter 2001 and for the full year 2001. The entire text of that press release is being filed herewith and attached as Exhibit 99.1.


2. Friedman, Billings, Ramsey Group, Inc. attaches herewith, as Exhibit 99.2, Friedman, Billings, Ramsey Group, Inc. Long-Term Investment Matrix as of December 31, 2001.


99.1 Press Release dated January 31, 2002.
99.2 Long-Term Investment Matrix as of December 31, 2001.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  January 31, 2002             By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Chairman & Co-Chief Executive Officer